UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2007
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12079 (Commission File Number)	77-0212977 (IRS Employer Identification No.)
50 West San Fernando Street, San Jose, California 95113
717 Texas Avenue, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)
Registrant’s telephone number, including area code: (408) 995-5115
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE
     Calpine Corporation (“Calpine”) has sought approval from the U.S. Bankruptcy Court for the Southern District of New York of a proposed $5 billion replacement debtor-in-possession credit facility (the “Replacement DIP Facility”). The Replacement DIP Facility is expected to be used to refinance the company’s existing $2.0 billion DIP financing; to repay approximately $2.5 billion of prepetition secured debt at Calpine Generating Company, LLC, one of Calpine’s largest operating subsidiaries; and for working capital and other general corporate purposes.
     Credit Suisse, Goldman Sachs, JPMorgan and Deutsche Bank will act as co-lead arrangers for Calpine’s Replacement DIP Facility. If approved by the Bankruptcy Court, this new facility is expected to close within the next 30 days and will consist of a $4 billion Senior Secured Term Loan; $1 billion Senior Secured Revolving Credit Facility; $2 billion expansion option; the ability to provide liens to counterparties to enhance our hedging program; and a rollover option that allows, but does not obligate, Calpine to convert the Replacement DIP Facility in to an exit financing.
     In accordance with Regulation FD, Calpine is hereby furnishing as Exhibit 99.1 hereto, certain presentation materials regarding its proposed Replacement DIP Facility.
Limitation on Incorporation by Reference
      The information in this Report including the exhibit hereto is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the SEC shall not incorporate the exhibit or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.
ITEM 9.01 — FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (d) Exhibits
          99.1 Calpine Debtor-in-Possession Refinancing Bank Meeting Presentation dated February 28, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and Chief Accounting Officer

Date: February 28, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Calpine Debtor-in-Possession Refinancing Bank Meeting Presentation dated February 28, 2007.